Financial Instruments and Risk Management	11 Months Ended
Dec. 31, 2017
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments and Risk Management
15. Financial Instruments and Risk Management

The Company’s financial instruments are classified as loans and receivables, available for sale, and other financial liabilities.

The carrying values of each classification of financial instrument as at December 31, 2017 are:

	Loans and receivables	Available for sale	Othe financial liabilities	Total carrying value
Financial assets
Cash	$6,931	$-	$-	$6,931
Amounts receivable	82	2,883	-	2,965
Total financial assets	$7,013	$2,883	$-	$9,896

Financial liabilities
Accounts payable and accruals	$-	$-	$3,630	$3,630
Convertible debt	-	-	49,067	49,067
Non-convertible debt	-	-	92,268	92,268
Total financial liabilities	$-	$-	$144,965	$144,965

The carrying values of each classification of financial instrument as at January 31, 2017 are:

	Loans and receivables	Available for sale	Other financial liabilities	Total carrying value
Financial assets
Cash	$18,674	$-	$-	$18,674
Amounts receivable	105	2,656	-	2,761
Total financial assets	$18,779	$2,656	$-	$21,435

Financial liabilities
Accounts payable and accruals	$-	$-	$3,188	$3,188
Convertible debt	-	-	42,154	42,154
Non-convertible debt	-	-	65,752	65,752
Total financial liabilities	$-	$-	$111,094	$111,094

Fair Value Measurements

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 –	Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 –	Inputs for the asset or liability that are not based on observable market data.

The fair values of cash, current amounts receivable, accounts payable and accruals approximate their carrying amounts due to their short-term nature. The fair value of convertible debt and non-convertible debt approximates the carrying amount at amortized cost using the effective interest method. The Company believes this is appropriate as the maturity date is less than twelve months.

Risks Arising from Financial Instruments and Risk Management

The Company’s activities expose it to a variety of financial risks: market risk (including currency and interest rate), credit risk, and liquidity risk. Reflecting the current stage of development of the Company’s NorthMet Project, the overall risk management program focuses on facilitating the Company’s ability to continue as a going concern and seeks to minimize potential adverse effects on the Company’s ability to execute its business plan.

Risk management is the responsibility of executive management. Material risks are identified and monitored and are discussed with the Audit Committee and the Board of Directors.

Currency Risk

The Company incurs expenditures in Canada and in the United States. The functional and reporting currency of the Company and its subsidiary is the U.S. dollar. Foreign exchange risk arises because the amount of Canadian dollar cash, amounts receivable, or accounts payable and accruals will vary in U.S. dollar terms due to changes in exchange rates.

As the majority of the Company’s expenditures are in U.S. dollars, the Company has kept a significant portion of its cash in U.S. dollars. The Company has not hedged its exposure to currency fluctuations as the exposure to currency risk is currently insignificant.

Interest Rate Risk

Interest rate risk arises from interest paid on floating rate debt and interest received on cash and short-term deposits. The Company has not hedged any of its interest rate risk. The Company currently capitalizes to qualifying assets the majority of interest charges, and therefore the risk exposure is primarily on cash interest payable and net earnings in relation to the subsequent depreciation of capitalized interest charges.

The Company was exposed to interest rate risk through the following assets and liabilities:

	December 31, 2017	January 31, 2017
Cash	$6,931	$18,674
Convertible debt	49,067	42,154
Non-convertible debt	$92,268	$65,752

Based on the above net exposures, as at December 31, 2017, a 1% change interest rates would have impacted the Company’s loss by approximately $0.069 million and carrying value of convertible and non-convertible debt by approximately $1.413 million.

Credit Risk

Credit risk arises on cash held with banks and financial institutions, as well as credit exposure on outstanding amounts receivable. The maximum exposure to credit risk is equal to the carrying value of the financial assets of $9.896 million.

The Company’s cash is primarily held through a large Canadian financial institution.

Liquidity Risk

Liquidity risk is the risk the Company will not be able to meet its financial obligations as they become due and arises through the excess of financial obligations over available financial assets due at any point in time. The Company’s objective in managing liquidity risk is to maintain sufficient readily available reserves in order to meet its liquidity requirements at any point in time and is achieved by maintaining sufficient cash and managing convertible and non-convertible debt. See additional discussion in Note 1.
Capital Management

The Company’s capital management objective is to safeguard the Company’s ability to continue as a going concern in order to pursue the development of its mineral property. In the management of capital, the Company includes the components of shareholders’ equity, convertible debt and non-convertible debt. The Company manages the capital structure and makes adjustments to it depending on economic conditions and the rate of anticipated expenditures. To maintain or adjust the capital structure, the Company may attempt to issue new shares, issue new debt, acquire or dispose of assets. The Company has no externally imposed capital requirements.

In order to assist in management of its capital requirements, the Company prepares budgets that are updated as necessary depending on various factors. The budgets are approved by the Company’s Board of Directors.

Although the Company has the necessary resources to carry out its plans and operations through December 31, 2018, it does not currently have sufficient capital to complete the development of NorthMet and generate future profitable operations and is in discussions to arrange sufficient capital to meet these requirements. See additional discussion in Note 1.